Execution Copy

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 30, 2022 (this “Amendment”), is by and among JOHN WILEY & SONS, INC., a New York corporation (the “Company”), JOHN WILEY & SONS LIMITED, a private limited company incorporated under the laws of England and Wales (“Wiley UK”), WILEY-VCH GmbH, a limited liability company organized under the laws of Germany (“Wiley-VCH”), J WILEY LIMITED, a private limited company incorporated under the laws of England and Wales (“J.Wiley UK”), WILEY EUROPE INVESTMENT HOLDINGS LIMITED, a private limited company incorporated under the laws of England and Wales (“WEIHL” and, together with Wiley UK and J.Wiley UK, collectively, the “UK Borrowers” and, together with Wiley-VCH and the Company, the “Borrowers” and each a “Borrower”), the other Loan Parties party hereto, each Existing Lender (as hereinafter defined) executing this Amendment as an Existing Lender extending its Commitments and Loans (each, an “Extending Lender”), each New Lender (as hereinafter defined), each other Existing Lender party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined), as amended herein and in the attached Exhibit A.

From and after the Second Amendment Effective Date (as hereinafter defined), the following Lenders (or Lender affiliates) shall be deemed:

Co-Syndication Agents: JPMorgan Chase Bank, N.A., PNC Bank, National Association, TD Bank, N.A. and Truist Bank

Joint Lead Arrangers: BofA Securities, Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, TD Securities Inc. and Truist Securities, Inc.

W I T N E S E T H

WHEREAS, the Company, certain Subsidiaries of the Company, as Borrowers, the Lenders party thereto on the date hereof (but immediately prior to the Second Amendment Effective Date) (collectively, the “Existing Lenders” and individually, an “Existing Lender”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 30, 2019 (as amended, supplemented, extended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Existing Lenders amend certain provisions of the Credit Agreement;

WHEREAS, Section 2.18 of the Credit Agreement permits (a) the Existing Lenders, upon request of the Company to the Administrative Agent, to extend the Maturity Date with respect to all or a portion of its Commitments and Loans by converting (and, where and as applicable, increase) all or a portion of such Commitments and/or Loans under the applicable Facility into extending Commitments and/or Loans and (b) pursuant to the procedures described therein, the Company to add one or more Eligible Assignees as New Lenders (as hereinafter defined);

WHEREAS, in accordance with such procedures, the Company has requested that (a) each Existing Lender extend (i) the scheduled termination of its existing Revolving Commitment and (ii) the scheduled Maturity Date of its Loans, and, in response to such request, certain of the Existing Lenders have agreed to do so and (b) the New Lenders extend Commitments and make Loans under the Credit Agreement (as amended by this Amendment);

WHEREAS, in accordance with the provisions of Sections 2.18 and 10.01 of the Credit Agreement, the Loan Parties, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party hereto (including the Extending Lenders) wish to amend the Credit Agreement to, among other things, (a) enable the Borrowers to extend the Maturity Date with respect to the Extending Lenders’ (i) Existing Extending Loans (as hereinafter defined) outstanding and (ii) Existing Extending

Commitments (as hereinafter defined) in effect, in each case, immediately prior to the Second Amendment Effective Date, (b) join New Lenders to the Credit Agreement (as amended by this Amendment), and (c) make certain other amendments and modifications to the Credit Agreement;

WHEREAS, the parties hereto acknowledge and agree that this Amendment shall constitute an Extension Offer as provided for in the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
AMENDMENTS TO CREDIT AGREEMENT

1.1Extending Revolving Commitments; Extending Loans.
(a)On the date hereof, but immediately prior to the effectiveness of this Amendment in accordance with Article 2:
(i)There are (i) Revolving Commitments under the Credit Agreement in effect in an aggregate committed amount of $1,250,000,000 (the “Existing Revolving Commitments”), (ii) outstanding Revolving Loans under the Credit Agreement (A) in an aggregate principal amount of €26,000,000.00, with respect to the portion of Revolving Loans denominated in Euros, (B) in an aggregate principal amount of £93,000,000.00, with respect to the portion of Revolving Loans denominated in Sterling and (C) in an aggregate principal amount of $666,000,000.00, with respect to the portion of Revolving Loans demoninated in U.S. Dollars (clauses (A), (B) and (C), collectively, the “Existing Revolving Loans”) and (iii) outstanding Term Loans under the Credit Agreement in an aggregate principal amount of $217,187,500 (the “Existing Term Loans”).
(ii)Each Extending Lender holds (i) Existing Revolving Loans in an aggregate principal amount set forth opposite such Extending Lender’s name on the schedule attached hereto as Appendix I (the “Existing Lender Schedule”) (such Existing Revolving Loans of such Extending Lender, its “Existing Extending Revolving Loans”), (ii) Existing Revolving Commitments in an aggregate committed amount set forth opposite such Extending Lender’s name on the Existing Lender Schedule (such Existing Revolving Commitments of such Extending Lender, its “Existing Extending Revolving Commitments”) and (iii) Existing Term Loans in an aggregate principal amount set forth opposite such Extending Lender’s name on the Existing Lender Schedule (such Existing Term Loans of such Extending Lender, its “Existing Extending Term Loans” and, together with its Existing Extending Revolving Loans, collectively, its “Existing Extending Loans”).
(b)Subject to the satisfaction (or waiver) of the conditions set forth in Article 2 and in reliance upon the representations and warranties set forth in Section 5.2 and the other terms and conditions of (including the amendments and modifications to the Credit Agreement contemplated by) this Amendment, each Extending Lender hereby agrees (severally, but not jointly, with the other Extending Lenders), (i) to establish Extending Revolving Commitments by converting its Existing Extending Revolving Commitments into Revolving Commitments under the Revolving Facility in an amount equal to their respective Existing Extending Revolving Commitments (as to such Extending Lender, its “Extending Revolving Commitments”), and (ii) that, automatically upon the effectiveness of this Amendment on the Second Amendment Effective Date and without any further action by any Person, such Extending Lender’s Existing Extending Loans outstanding on the Second Amendment Effective Date shall be deemed to have been converted into, and, for all purposes of the Credit Agreement and the other Loan Documents, shall constitute, as and to the extent applicable (A) Extending Revolving Loans (the “Extending Revolving Loans”) under the Revolving Facility in an outstanding principal amount equal to such Extending Revolving Lender’s Existing Extending Revolving Loans and (B) Extending Term Loans (the “Extending Term Loans”) under the Term Facility in an outstanding principal amount equal to such Extending Lender’s Existing Extending Term Loans.
(c)(i) The Extending Revolving Commitments shall be designated as a new Class of Revolving Commitments under the Revolving Facility, (ii) the Extending Revolving Loans shall be designated as a new Class of Revolving Loans under the Revolving Facility and (iii) the Extending Term Loans shall be designated as the Term Loans under the Term Facility, in each case, with terms and provisions substantially identical to the Existing Revolving Commitments and Existing Loans, as applicable, except as set forth herein and in the Credit Agreement (as amended by this Amendment).
1.2Additional Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement (and to the extent provided in Exhibit A hereto, each of the exhibits, schedules and appendices to the Credit Agreement) is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked pages of the Credit Agreement (and to the extent provided in Exhibit A hereto, each of the exhibits, schedules and appendices to the Credit Agreement) attached hereto as Exhibit A hereto and made a part hereof for all purposes.
Article 2
CONDITIONS TO EFFECTIVENESS

This Amendment shall be deemed effective as of the day and year set forth above (the “Second Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

1.1Executed Loan Documents. The Administrative Agent shall have received (i) a copy of this Amendment duly executed by the Borrowers, each Guarantor, each Lender (including each Existing Lender (including, if applicable, in its capacity as an Extending Lender) and each New Lender), and the Administrative Agent, (ii) Notes executed by the Borrowers in favor of each Lender requesting Notes and (iii) counterparts of any other Loan Document to be delivered in connection with this Amendment, in each case, executed by a Responsible Officer of the applicable Loan Party and a duly authorized officer of each other Person party thereto.
1.2Extension Confirmation. With respect to the Extension contemplated by this Amendment, confirmation that the aggregate Total Credit Exposures of the Extending Lenders and the Total Credit Exposures of the New Lenders is more than 50% of the aggregate Total Credit Exposures of all Lenders in effect immediately prior to the effectiveness of the Second Amendment Effective Date.
1.3Officer’s Certificate. The Administrative Agent shall have received certificates, dated as of the Second Amendment Effective Date, executed by a secretary, assistant secretary or equivalent of each Loan Party, which certify and attach true and complete copies of the Organization Documents of each Loan Party, resolutions of its board of directors or equivalent governing body and incumbency of signatories (or equivalents) to the Loan Documents (provided that, with respect to any Organization Documents of any Loan Party which would otherwise be delivered with any such certificate, such Loan Party may provide, in lieu thereof, a certification that such Organization Document has not been amended, modified, revoked or otherwise altered since its delivery to the Administrative Agent on the Closing Date (as defined in the Credit Agreement)

(or in connection with any joinder, supplement or other transaction pursuant to which such Person became a Loan Party that occurred after the such Closing Date) and otherwise remains in full force and effect);
1.4Legal Opinions. The Administrative Agent shall have received a favorable opinion of each of (A) McCarter & English, LLP, counsel to the Loan Parties, and (B) internal U.S. counsel to the Loan Parties, (C) German counsel to the Administrative Agent and (D) internal United Kingdom counsel to the UK Borrowers, in each case addressed to the Administrative Agent and each Lender.
1.5Second Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company certifying (i) either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party, if any, and certifying that such consents, licenses and approvals are in full force and effect, or (B) stating that no such consents, licenses or approvals are so required, (ii) the conditions specified in Article 2 have been satisfied; (iii) with respect to the Company and its Subsidiaries, there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (iv) there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect and (v) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
1.6Anti-Money-Laundering; Beneficial Ownership. (i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Second Amendment Effective Date, each Loan Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the Patriot Act Disclosures so requested, and (ii) at least five (5) days prior to the Second Amendment Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
1.7Loan Notice. The Administrative Agent shall have received a Loan Notice with respect to the Loans to be made on the Second Amendment Effective Date.
1.8Default. Both before and after giving effect to this Amendment, no Default or Event of Default shall exist.
1.9Fees, Costs and Expenses. The Administrative Agent and each Lender shall have received from the Company such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP, counsel to the Administrative Agent, shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
1.10Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Article 3
ASSIGNMENT OF COMMITMENTS; NEW LENDERS

1.1Assignment, etc. of Loans and Commitments. The parties hereto acknowledge that, for good and valuable consideration, certain Lenders have agreed to sell, transfer, convey, assign and assume Loans and Commitments such that after giving effect to such assignments and assumptions (the “Second Amendment Effective Date Assignments”), the Commitment and Loans of each Lender (including, as applicable, any Extending Lender) shall be equal to the amount set forth opposite the name of such Lender under the applicable column on Schedule 2.01 to the Credit Agreement (after giving effect to this Amendment). Notwithstanding the terms of Section 10.06 of the Credit Agreement, the parties hereto hereby agree that, immediately upon the effectiveness of this Amendment on the Second Amendment Effective Date, each of the Second Amendment Effective Date Assignments shall be effective and the Commitment of each Lender shall be equal to the amount set forth opposite the name of such Lender under the applicable column on Schedule 2.01 to the Credit Agreement (after giving effect to this Amendment) without any further action by any party. The Company, the Administrative Agent, the L/C Issuer and the Swing Line Lender hereby consent to each Second Amendment Effective Date Assignment. In furtherance of the foregoing and the other transactions contemplated hereby, and notwithstanding anything to the contrary contained in the Credit Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with the transactions contemplated by this Amendment, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent and such Lender.
1.2New Lenders. Without limiting any of the foregoing and for the avoidance of doubt, each Person (other than any Existing Lender) that will be a Lender under the Credit Agreement (after giving effect to this Amendment) (each such Person, a “New Lender”) that signs this Amendment as a Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Article 4
JOINDER TO FOREIGN SUBSIDIARY GUARANTY

1.1Party to Guaranty; etc. In accordance with the terms of the Third Amended and Restated Foreign Subsidiary Guaranty, dated as of May 30, 2019 (the “Subsidiary Guaranty”), by its signature below, Hindawi Limited, a private limited company incorporated under the laws of England and Wales (the “New Guarantor”) hereby irrevocably agrees to become a Guarantor under the Subsidiary Guaranty with the same force and effect as if it were an original signatory thereto and New Guarantor hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subsidiary Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the Second Amendment Effective Date. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty and each other Loan Document shall be deemed to include the New Guarantor.
1.2Waiver, Agreements, etc. New Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Foreign Guaranteed Obligations, this Article 4 of this Amendment and the Subsidiary Guaranty and any requirement that any Lender (or the Administrative Agent on behalf of the Lenders) exhaust any right or take any action against any Loan Party or any other Person (including any other Guarantor) or entity, as the case may be.

Article 5
MISCELLANEOUS

1.1Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
1.2Representations and Warranties of Loan Parties. Each Loan Party represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)The representations and warranties of such Person contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the Amendment Effective Date, except that (i) such representations and warranties that specifically refer to an earlier date shall be true and correct in all material respects as of such earlier date, (ii) such representations and warranties shall be true and correct in all respects to the extent they are qualified by a materiality standard and (iii) the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(e)As of the Amendment Effective Date, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
1.3Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which each such Person is a party, and acknowledges and reaffirms that it is (a)  bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b)  responsible for the observance and full performance of its Obligations.
1.4Reaffirmation of Guaranties. Each Guarantor reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of the applicable Guaranty and agrees that such Guaranty remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor hereby confirms that it consents to the terms of this Amendment, including, without limitation, the extension in whole or in part of the Loans under the Credit Agreement, all of which constitute “Guaranteed Obligations” of such Guarantor under the Guaranty. Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each such Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Guaranteed Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.
1.5Loan Document. This Amendment is an Extension Amendment under the Credit Agreement and, further, shall constitute a Loan Document under the terms of the Credit Agreement.
1.6Expenses. Each Loan Party agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel in accordance with Section 10.04(a) of the Credit Agreement.
1.7Further Assurances. Each Loan Party agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
1.8Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
1.9Counterparts; Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
1.10GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
1.11Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
1.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

JOHN WILEY & SONS, INC.

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Director

JOHN WILEY & SONS LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

J WILEY LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

WILEY EUROPE INVESTMENT HOLDINGS LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

WILEY-VCH GMBH

By:	/s/ Sabine Haag
Name: Sabine Haag
Title: Managing Director

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

JOHN WILEY & SONS (HK) LIMITED

By:	/s/ Chew Poh Chai
Name: Chew Poh Chai
Title: Director

WILEY HK2 LIMITED

By:	/s/ Chew Poh Chai
Name: Chew Poh Chai
Title: Director

WILEY EUROPE LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

WILEY HEYDEN LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

E-LEARNING SAS

By:	/s/ Guillaume Gérard
Name: Guillaume Gérard
Title: President

CROSSKNOWLEDGE GROUP LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

HINDAWI LIMITED

By:	/s/ Rosamund Johnson
Name: Rosamund Johnson
Title: Director

WILEY PERIODICALS, LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

WILEY EDU, LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

WWL LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

INSCAPE PUBLISHING, LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

PROFILES INTERNATIONAL LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

ATYPON SYSTEMS, LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

WILEY INTERNATIONAL, LLC

By:	/s/ Kevin Monaco
Name: Kevin Monaco
Title: Treasurer

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

LENDERS:
BANK OF AMERICA, N.A., as a Lender, Extending Revolving Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

John Wiley & Sons, Inc.
Second Amendment to Credit Agreement

EXHIBIT A

AMENDED CREDIT AGREEMENT

[Filed Separately Herein]
[Exhibit A]